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As filed with the Securities and Exchange Commission on January 7, 1998

                                                      Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      ------------------------------------

                            U.S.B. HOLDING CO., INC.
             (Exact name of registrant as specified in its charter)

       Delaware                                            36-3197969
(State of Incorporation)                       (IRS Employer Identification No.)

                               100 Dutch Hill Road
                           Orangeburg, New York 10962
          (Address, including zip code, of principal executive offices)

                      ------------------------------------

                            U.S.B. HOLDING CO., INC.
             EMPLOYEE STOCK OWNERSHIP PLAN (WITH 401(k) PROVISIONS)

                                UNION STATE BANK
                   KEY EMPLOYEES' SUPPLEMENTAL INVESTMENT PLAN
                            (Full title of the plans)

                      ------------------------------------

                               Steven T. Sabatini
                         Senior Executive Vice President
                           and Chief Financial Officer
                               100 Dutch Hill Road
                           Orangeburg, New York 10962
                     (Name and address of agent for service)

                                 (914) 365-4600
          (Telephone number, including area code, of agent for service)

                      ------------------------------------

                                    Copy to:

                             Edwin T. Markham, Esq.
                               Parson & Brown LLP
                                666 Third Avenue
                            New York, New York 10017

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                         CALCULATION OF REGISTRATION FEE

===================================================================================================================

        Title of              Amount              Proposed                    Proposed               Amount of
      Securities to            to be          Maximum Offering           Maximum Aggregate          Registration
    be Registered (1)     Registered (1)     Price Per Share (2)           Offering Price               Fee
-------------------------------------------------------------------------------------------------------------------
Common Stock,
$5 per share
par value                    250,000               $25.31                   $6,327,500                 $1,867

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2) Pursuant to Rule 457(c) and (h) under the Securities Act of 1933, the proposed maximum offering price per share and the registration fee relating to these shares of Common Stock being registered have been based on the average of the high and low prices of the Common Stock as reported on the American Stock Exchange on December 31, 1997.



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                            U.S.B. HOLDING CO., INC.
                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Securities and Exchange Commission (the "Commission") by U.S.B. Holding Co., Inc. (the "Company") and the employee benefit plans described herein (the "Plans") are incorporated as of their respective dates in this Registration Statement by reference:

         A. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and the Annual Report on Form 11-K of each of the Plans for the fiscal year ended December 31, 1996.

         B. All other reports filed by the Company or the Plans pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 since December 31, 1996.

         C. Description of the Company's Common Stock contained in its Registration Statement on Form 8-A filed with the Commission on March 17, 1997, which incorporates by reference the description contained in Post-Effective Amendment No.1, filed on August 2, 1994, to the Company's Registration Statement on Form S-3 (No. 33-72788), filed on December 10, 1993.

         All documents filed by the Company or the Plans pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold are incorporated by reference in this Registration Statement and are a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.           DESCRIPTION OF SECURITIES.

         Not applicable

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable


                                      II-1


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ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company's Certificate of Incorporation (the "Certificate") provides that, to the full extent permitted by the General Corporation Law of the State of Delaware (the "DGCL"), no member of the Board of Directors of the Company will be personally liable to the Company or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a member of the Board of Directors of the Company other than liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

         The By-laws of the Company (the "By-laws") provide that the Company will indemnify any person who has been made a party to, or has been threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including all appeals, by reason of the fact that he is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent permitted by statute.

         The By-laws further provide that expenses incurred by any director, officer or employee in defending a civil, criminal, administrative or investigative action, suit or proceeding (including all appeals) or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Company as so authorized in the By-laws. Such expenses incurred by other agents may be so paid upon terms and conditions, if any, as the Board of Directors deems appropriate.

         The By-laws also provide that the indemnification and advancement of expenses provided by or granted pursuant to the By-laws shall not be deemed exclusive of nor in any way limit any other rights to which those persons seeking indemnification or advancement of expenses may be or may become entitled as a matter of law, by the Certificate, the By-laws, agreement, insurance, vote of directors or stockholders or otherwise.

         The directors and officers of the Company are insured against certain liabilities, including certain liabilities under the Securities Act of 1933, pursuant to the directors' and officers' liability insurance policy of the Company.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.


                                      II-2


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ITEM 8.           EXHIBITS.

         Exhibit
         Number                     Description
         -------                    -----------
          4.1      Amended and Restated Certificate of Incorporation of the Company. (1)

          5.1      Opinion of counsel as to legality of securities being registered.*

          5.2      Internal Revenue Service Determination Letter regarding qualification of the
                   Company's Employee Stock Ownership Plan (With 401(k) Provisions) under
                   Section 401 of the Internal Revenue Code.*

         23.1      Consent of Deloitte & Touche LLP, independent public accountants for the
                   Company.*

         23.2      Consent of KPMG Peat Marwick LLP, independent public accountants for the U.S.B. Holding Co., Inc. Employee Stock Ownership Plan
                   (with 401(k) provisions).*

         23.3      Consent of counsel (contained in Exhibit 5.1).

         24.1      Power of Attorney (see page II-6).

         99.1      U.S.B. Holding Co., Inc. Employee Stock Ownership Plan (With 401 (k)
                   Provisions). (2)

         99.2      Amendment No. One, dated February 1, 1995, to the U.S.B. Holding Co.,
                   Inc. Employee Stock Ownership Plan (With 401 (k) Provisions).*

         99.3      Amendment No. Two, dated May 17, 1995, to the U.S.B. Holding Co., Inc.
                   Employee Stock Ownership Plan (With 401 (k) Provisions).*

         99.4      Amendment No. Three, dated December 27, 1995, to the U.S.B. Holding Co.,
                   Inc. Employee Stock Ownership Plan (With 401 (k) Provisions).*

         99.5      Amendment No. Four, dated November 20, 1996, to the U.S.B. Holding Co.,
                   Inc. Employee Stock Ownership Plan (With 401 (k) Provisions).*

         99.6      Union State Bank Key Employees' Supplemental Investment Plan, as
                   amended and restated July 1, 1997. *


-----------------------

*        Filed herewith.


                                      II-3


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(1)      Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

(2) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1993.

ITEM 9.           UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information set forth in the Registration Statement;

provided, however, that paragraphs (a)(1))(i) and (a)(1)(ii) shall not apply to information contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be


                                      II-4


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deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy has expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Orangeburg, State of New York, on this 5th day of January, 1998.

                                       U.S.B. HOLDING CO., INC.

                                       By:   /s/ Thomas E. Hales
                                          --------------------------------------
                                           Thomas E. Hales
                                           Chairman of the Board, President
                                           and Chief Executive Officer


                                      II-5


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



                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Thomas E. Hales, Raymond J. Crotty, and Steven T. Sabatini and each acting alone, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments or supplements hereto ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 5, 1998.

Signature                             Title

  /s/ Thomas E. Hales             Chairman, President, Chief Executive Officer
-------------------------------   and Director (principal executive officer)
         Thomas E. Hales

  /s/ Steven T. Sabatini          Senior Executive Vice President and Chief
-------------------------------   Financial Officer (principal financial officer
         Steven T. Sabatini       and principal accounting officer)


  /s/ Raymond J. Crotty           Director
-------------------------------
         Raymond J. Crotty


                                  Director
-------------------------------
         Howard V. Ruderman


  /s/ Fred F. Graziano            Director
-------------------------------
         Fred F. Graziano


                                  Director
-------------------------------
         Kenneth J. Torsoe


  /s/ Michael H. Fury             Director
-------------------------------
         Michael H. Fury


  /s/ Herbert Peckman             Director
-------------------------------
         Herbert Peckman


                                      II-6


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         Pursuant to the requirements of the Securities Act of 1933, the
Administrative Committee of the U.S.B. Holding Co., Inc. Employee Stock Ownership Plan (With 401 (k) Provisions) has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Orangeburg, State of New York, On January 5, 1998.

                                        U.S.B. Holding Co., Inc. Employee
                                        Stock Ownership Plan (With 401 (k)
                                        Provisions)

                                        By /s/ Steven T. Sabatini
                                          _____________________________
                                           Steven T. Sabatini
                                           Administrative Committee

         Pursuant to the requirements of the Securities Act of 1933, Union State Bank, on behalf of the Union State Bank Key Employees' Supplemental Investment Plan has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Orangeburg, State of New York, On January 5, 1998.

                                        Union State Bank Key Employees'
                                        Supplemental Investment Plan

                                        By Union State Bank

                                        By /s/ Steven T. Sabatini
                                          _____________________________
                                           Steven T. Sabatini
                                           Senior Executive Vice President and
                                           Chief Financial Officer


                                      II-7

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